SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report:                                     JUNE 2, 2003
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Date of earliest event reported:                    JUNE 2, 2003
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                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



DELAWARE                                  1-13926                76-0321760
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(State or Other Jurisdiction       (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)


15415 KATY FREEWAY, HOUSTON, TEXAS                                  77094
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code            (281) 492-5300
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
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           On June 2, 2003, Diamond Offshore Drilling, Inc., a Delaware
corporation (the "Company"), issued a press release announcing that the Company had received three drilling contracts awarded by Mexico's state-owned oil company Petroleos Mexicanos S.A. (PEMEX) for three of its semisubmersible rigs. The press release reported that the work, which is expected to generate total combined revenues of approximately $272 million, will take place in the Gulf, offshore Mexico, and is scheduled to begin in late July 2003. The Ocean Worker, now completing work in the U.S. Gulf of Mexico, will be contracted for 1,462 days. The Ocean Ambassador, currently idle in the U.S. Gulf, was awarded a contract for 1,601 days and the Ocean Whittington, presently idle in Ghana, received a contract for 1,167 days. Filed herewith is such press release.

           Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, include, but are not limited to, statements concerning the future revenues expected to be generated by the Ocean Worker, Ocean Ambassador and Ocean Whittington, and contract commencement dates. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's filings with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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           (c) Exhibits.

       Exhibit number          Description
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           99.1                Press release of June 2, 2003



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DIAMOND OFFSHORE DRILLING, INC.


                                           By: /s/ William C. Long
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                                               William C. Long
                                               Vice President, General Counsel &
                                               Secretary

Dated:  June 2, 2003



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                                 EXHIBIT INDEX


       Exhibit number          Description
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           99.1                Press release of June 2, 2003









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